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                                                                    EXHIBIT 10.5

                             BUSINESS LOAN AGREEMENT


The undersigned, US XCHANGE, L.L.C., a Michigan limited liability company, with its chief executive office at 20 Monroe, NW, Suite 450, Grand Rapids, Michigan 49503 (the "Borrower"), has requested from RONALD H. VANDER POL, of Byron Center, Michigan (the "Lender"), and Lender agrees to make, or has made, the loan described below (the "Loan") under the terms and conditions stated in this Business Loan Agreement ("Agreement"):

I.       LOAN.

         The following Loan and any amendments, extensions, renewals or refinancing thereof are subject to this Agreement:

         A. Lender shall provide to Borrower a Line of Credit in the amount of Fifty Million Dollars ($50,000,000.00) for the acquisition of telecommunication equipment and general corporate operating needs. The line of credit shall be secured by a Promissory Note of even date herewith (the "Note").

         B. This Loan shall be subordinated to the security interests of all current and future secured financing agreements entered into by the Borrower.

         C. The Interest Rate shall be Comerica Bank's prime rate less 1.25%. Any change in the Interest Rate occasioned by a change in Comerica Bank's prime rate shall be effective on the date of the change in the prime rate by Comerica Bank. Interest shall be accrued monthly but will be payable upon commencement of principal repayments.

         D. Principal payments (together with accrued interest) shall not be permitted until after the full repayment of all obligations under secured credit facilities outstanding on the date of this Agreement.

         E. This Loan shall mature, and all principal, interest and other amounts advanced by Lender on behalf of Borrower shall become due and owing, on demand by Lender, subject to Paragraph D above.


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II.      BORROWER'S REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender, all which representations and warranties shall be continuing and shall survive the execution of this Agreement until all of the Indebtedness is fully repaid to Lender and Borrower's obligations under this Agreement and the Related Documents are fully performed, as follows:

         A. BORROWER'S EXISTENCE AND AUTHORITY. Borrower is a limited liability company and the person(s) executing this Agreement have full power and complete authority to execute this Agreement and all of the Related Documents on behalf of Borrower.

         B. VALIDITY OF EXISTING INDEBTEDNESS. All of Borrower's obligations to Lender under this Agreement, the Note and all Related Documents constitute valid and binding obligations of Borrower, and are enforceable against Borrower in accordance with their terms.

         C. FINANCIAL INFORMATION. All Financial Statements requested by Lender, and provided by Borrower, has been prepared and will continue to be prepared in accordance with GAAP and will fully and fairly represent the financial condition of the Borrower.

         D. TITLE AND ENCUMBRANCES. Borrower owns and has good title to all of its Property, including the Collateral, and there are no liens or encumbrances on any of the Property, or the Collateral, except as established by a Loan and Security Agreement dated April 29, 1999 between a wholly-owned subsidiary of the Borrower and General Electric Capital Corporation and by a credit facility agreement with Comerica Bank dated August 28, 1997.

         E. LITIGATION. There are no suits or proceedings pending before any court or government agency, arbitration panel, or administrative tribunal, or, to Borrower's knowledge, threatened against Borrower, which may result in any material adverse change in the business, Property or financial condition of Borrower.

         F. NO MISREPRESENTATIONS. All representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

         G. DEBT COVENANT COMPLIANCE. The Borrower has complied with all debt covenant-reporting requirements, and there are no events of default as provided under its debt agreements.

         H. SECURITIES AND EXCHANGE COMMISSION FILINGS. The Borrower has complied with all applicable reporting requirements as provided under the Securities and Exchange Act of 1934.


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         I.       ENVIRONMENTAL COMPLIANCE. Borrower agrees to indemnify and hold Lender harmless from any and all claims, fines, penalties, liability, damages, costs or expenses arising out of (i) any actual or alleged violations by Borrower of any Federal or Michigan environmental laws or (ii) any actual or alleged environmental contamination for which Borrower is allegedly liable under any Federal or Michigan environmental laws. Borrower represents and warrants to the Lender that the Borrower has received no notice that any governmental agency, or any other person, has asserted or is asserting any claim against the Borrower or any of its Property pursuant to any Federal or Michigan environmental law. Furthermore, Borrower shall give the Lender written notice should any governmental agency, or any other person, assert any claim against the Borrower or any of its Property pursuant to any Federal or Michigan environmental law or allege any violation by Borrower of any Federal or Michigan environmental law.

         J. COMPLIANCE WITH WORKERS' COMPENSATION LAWS. Borrower represents and warrants that it has complied, and at all times during the term of this Agreement shall comply, with all applicable laws, regulations, and administrative rules, directives or requirements governing workers' compensation in all jurisdictions in which Borrower conducts its business. Borrower shall promptly furnish Bank evidence of such compliance upon request.

III.     BORROWER'S COVENANTS.

         As of the date of this Agreement and continuing until the Borrower's obligations under this Agreement and the Related Documents are fully performed and the Indebtedness is fully repaid to Lender, Borrower shall at all times:

         A.       BOOKS AND REPORTS.

                  1.       Maintain books and records in accordance with GAAP.

                  2. Furnish to Lender, in form satisfactory to Lender, all Financial Statements of Borrower, within 60 days after the end of each fiscal quarter certified by an appropriate representative or officer of Borrower.

                  3. Furnish to Lender, in form satisfactory to Lender, within 90 days after the end of Borrower's fiscal year audited Financial Statements of the Borrower prepared by a certified public accountant acceptable to Lender.




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                  4.       Promptly furnish to lender such other information and
                           reports concerning the Borrower's business, Property and financial condition as are provided to Borrower's owners or as Lender shall request, and permit Lender to inspect, confirm, and copy Borrower's books and records at any time during Borrower's normal business hours.

         B. NOTICE OF ADVERSE EVENTS. Promptly notify Lender in writing of any litigation, governmental proceeding, default or any other occurrence that may have a material adverse effect on Borrower's business, Property or financial condition.

         C. MAINTAIN BUSINESS EXISTENCE AND OPERATIONS. Do all things necessary to keep in full force and effect Borrower's corporate existence and maintain its present business status. Borrower shall not change its corporate existence, nor sell or merge Borrower's business, in whole or in part, to or with any other Person, or issue or transfer any membership interest in Borrower to any other person without the prior written consent of Lender.

         D. INSURANCE. Maintain adequate fire and extended risk coverage, business interruption, workers compensation, public liability and such other insurance coverages as may be required by law or as may be required by Lender. All insurance policies shall be in such amounts, upon such terms, and be in a form acceptable to lender, and shall be carried with insurers acceptable to Lender. Borrower shall, upon Lender's request, provide evidence satisfactory to Lender that all such the policies are in full force and effect, and that Lender is named as an additional insured and a loss payee under such policies, and that the insurer is required to provide Lender thirty (30) days' advance written notice of any cancellation or expiration of coverage. If Borrower fails to maintain insurance as provided in this Agreement, such failure shall be an Event of Default and Lender may obtain such insurance on Borrower's behalf but shall have no obligation to do so; all amounts so expended by Lender shall be added to the Indebtedness or shall be payable on demand, at Lender's option.

         E. PAYMENT OF TAXES. Promptly pay all taxes, levies and assessments due to all local, State and Federal agencies. Except to the extent that Borrower has established a cash reserve therefore and is actively pursuing a tax appeal, any failure by Borrower to promptly pay any taxes, levies, and assessments due shall be an Event of Default.

         F.       EMPLOYEE BENEFIT PLANS.

                  1. At no time shall Borrower allow any event to occur or condition to exist with respect to any employee benefit plan to subject to ERISA which might constitute grounds for a termination of the plan or for the appointment of a trustee to administer any such plan.


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                  2.       At no time shall Borrower allow any employee benefit
                           plan subject to ERISA to be the subject of voluntary or involuntary termination proceedings from which there may result a liability of the Borrower to the PBGC which, in the opinion of the Lender, will have a material adverse effect upon the business, properties, or financial condition of Borrower.

         G. USE OF PROCEEDS; PURPOSE OF LOANS. Borrower shall use the proceeds of the Loan(s) only for the acquisition of network facilities and general business capital expenditures and for normal operating expenses in the conduct of the Borrower's telecommunications business.

         H. MAINTENANCE OF RECORDS; CHANGE IN PLACE OF BUSINESS OF NAME. Borrower shall keep all of its books and records at the address set forth in this Agreement, and shall give the Lender prompt written notice of any change in its principal place of business, in the location of Borrower's books and records, in Borrower's name, and any change in the location of the Collateral.

         I. WORKERS COMPENSATION INSURANCE. Borrower shall at all times during the term of this Agreement and until the Indebtedness shall have been fully repaid, maintain workers' compensation insurance as required by law unless Borrower is qualified and duly authorized by law to self-insure with respect to its workers' compensation liability and is not otherwise prohibited by this Agreement from doing so.

IV.      NEGATIVE COVENANTS.

         Until all of Borrower's obligations under this Agreement and the Related Documents are fully performed and the Indebtedness is fully repaid, Borrower shall not cause to occur a violation of or default in any of its covenants, agreements or obligations under the 15% Senior Notes due 2008, the Loan and Security Agreement dated April 29, 1999 with General Electric Capital Corporation, the Comerica Bank credit facility dated August 28, 1997 or any other future credit facility issued to or on behalf of Borrower.

V.       SECURITY FOR LOANS AND SUBORDINATIONS.

         A. SECURITY INTERESTS. Borrower named in this Agreement has granted or agrees to grant to Lender on the same date as this Agreement a security interest in all of Borrower's assets, including all telecommunications equipment, furniture, accounts, documents, chattel paper, instruments, creditor's rights, general intangibles, inventory, goods and fixtures now owned or hereafter acquired by Borrower, and wherever located, together with all accessions, parts, attachments and accessories, the proceeds thereof, and the proceeds of all insurance, eminent domain and condemnation awards, and all tax refunds



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                  payable to Borrower by any taxing authority, as more
                  particularly defined by the Michigan Uniform Commercial Code as collateral security for the Loan and repayment of the Indebtedness.

         B. DOCUMENTS. The security interests granted to Lender shall be evidenced by a written security agreement signed by Borrower in form and substance acceptable to Lender, and shall be performed by the filing of a UCC financing statement, in form and substance acceptable to Lender, signed by Borrower, and filed with the appropriate filing offices of the State of Michigan.

         C. SUBORDINATION. Lender hereby agrees to subordinate its right to repayment of the Indebtedness, as well as its lien in the Collateral, in favor of any secured credit facilities outstanding on the date of this Agreement. Upon Borrower's request, Lender will execute and deliver any document or instrument reasonably necessary to effectuate this subordination.

VI.      EVENTS OF DEFAULT.

         The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

         A. FAILURE TO PAY AMOUNTS DUE. If any principal and interest due and owing under the Note, or any other Indebtedness due and owing to Lender is not paid when due. Borrower will have thirty (30) days after the due date to remedy the default before Lender shall be entitled to pursue its remedies under this Agreement.

         B. MISREPRESENTATION; FALSE FINANCIAL INFORMATION. If any warranty or representation of the Borrower in connection with or contained in this Agreement, or if any Financial Statements now or hereafter furnished to the Lender by or on behalf of the Borrower, are false or misleading in any material respect.

         C. BREACH OF COVENANTS OR AGREEMENTS. If the Borrower shall fail to perform any of its obligations and covenants under, or shall fail to comply with any of the provisions of this Agreement or any other agreement with Lender, including but not limited to the Related Documents.

         D. OTHER DEFAULTS. Any indebtedness of Borrower to any person other than Lender is declared to be due and payable prior to the stated maturity thereof, or is otherwise declared to be in default.

         E. JUDGMENTS; ATTACHMENTS; TAX LIENS. If there shall be entered against Borrower any judgment which materially affects Borrower's business, properties or financial condition, or if any tax lien, levy, attachment, garnishment, execution or similar writ shall be issued against the Collateral or which materially affects Borrower's business, Property or financial condition,


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                  and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days after the entry thereof.

         F. BUSINESS MERGER SUSPENSION, BANKRUPTCY. If Borrower sells or merges the assets of, or any ownership interests in Borrower's business, to or with any other person; voluntarily suspends transaction of its business; fails to generally pay debts as they mature; makes a general assignment for the benefit of creditors; or files or has filed against Borrower any reorganization or liquidation under the Bankruptcy Code or under any other state or federal laws for the relief of debtors which is not discharged within thirty (30) days after filing; or a receiver, trustee or custodian is appointed for the Borrower for any portion of Borrower's Property.

         G. MATERIAL ADVERSE CHANGE. Any material adverse change in the Borrower's business, properties or financial condition has occurred or is imminent.

         H. IMPAIRED COLLATERAL. If the Collateral and its value or the Lender's rights with respect thereto are materially impaired in any way.

         I. NON-COMPLIANCE WITH WORKER'S COMPENSATION LAWS. If Borrower fails to comply with any workers' compensation law, regulation or administrative rule, directive or requirement; has its workers' compensation insurance terminated or cancelled for any reason; or, if applicable, has its self-insurance certification revoked or should such certification lapse for any reason.

VII.     REMEDIES ON DEFAULT.

         A. ACCELERATION. Upon occurrence of any Event of Default, the Loan(s) and all Indebtedness to Lender may, at the option of Lender, and without demand or notice of any kind, be declared to be immediately due and payable.

         B. ANY REMEDIES; REMEDIES CUMULATIVE. The remedies provided for in this Agreement are cumulative and not exclusive, and Lender may exercise any remedies available to it at law or in equity or in any Related Document or other agreement between Borrower and Lender.

         C. NO WAIVER. No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with the Lender's right at any time before or after any Event of Default, to demand strict adherence to the terms of this Agreement or the Related Documents.



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         D.       LENDER'S RIGHT OF SET-OFF. Upon the occurrence of any Event of
                  Default, Lender shall have a right to apply any funds of the Borrower deposited in any bank account held by Lender, against any Indebtedness of Borrower to Lender.

VIII.    MISCELLANEOUS.

         A. COMPLIANCE WITH LENDER'S AGREEMENTS. Borrower acknowledges that its representative has read this Agreement, the Related Documents, and all other agreements between Borrower and Lender, and Borrower agrees fully to comply with all such agreements.

         B. EXPENSES. Borrower agrees to pay all of Lender's expenses incidental to perfecting Lender's security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all fees incurred by Lender for audits, inspection, and copying of Borrower's books and records. Borrower also agrees to pay all costs and expenses of Lender in connection with the enforcement of the Lender's rights and remedies under this Agreement, the Related Documents, and any other agreement between Borrower and Lender, and in connection with the preparation of any amendments, modifications, waiver or consents with respect to this Agreement, including reasonable attorney fees.

         C. FURTHER ACTION. Borrower agrees, from time to time, upon request of Lender, to make, execute, acknowledge, and deliver to Lender such further and additional instruments, documents and agreements, and to take such further action as may be required to carry out the intent and purpose of this Agreement and the repayment of the Loan.

         D. GOVERNING LAW; PARTIAL ILLEGALITY. This Agreement and the Related Documents shall be interpreted, and the rights of the parties hereunder shall be determined, under the laws of the State of Michigan. Should any part, term, or provision of this Agreement be adjudged illegal or in conflict with any law of the United States or State of Michigan, the validity of the remaining portion or provisions of the Agreement shall not be affected.

         E. WRITINGS CONSTITUTE ENTIRE AGREEMENT; MODIFICATIONS ONLY IN WRITING. This Agreement together with all other written agreements of the parties documenting or securing this loan and shall be interpreted in harmony with the each other. None of the parties shall be bound by anything not expressed in writing, and this Agreement supercedes all other prior and contemporaneous oral or written agreements between the parties concerning the subject matter of this Agreement. This Agreement may not be modified except by a writing executed by Borrower and by the Lender. This Agreement shall inure to the benefit of and shall be binding upon all of the parties to this Agreement and their respective successors, estate representatives, and assigns, provided,




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                  however, that Borrower cannot assign or transfer its rights or obligations under this Agreement without Lender's prior written consent.

         F. HEADINGS. All section and paragraph headings in this Agreement are included for convenience only, and do not constitute a part of this Agreement.

         G. TERM OF AGREEMENT. Unless superseded by a later Business Loan Agreement, this Agreement shall continue in full force and effect until all of Borrower's obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

IX.      DEFINITIONS.

         The following words shall have the following meanings in this
         Agreement:

         A. "COLLATERAL" shall mean that property which Borrower has pledged, mortgaged, or granted Lender a security interest in, wherever located and whether now owned or hereafter acquired, together with all replacements, substitutions, proceeds and products thereof.

         B. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act.

         C.       "EVENT OF DEFAULT" shall mean any of the events described in
                  Section VI of this Agreement or in the Related Documents.

         D. "FINANCIAL STATEMENTS" shall mean all balance sheets, statements of operations and cash flows, and other financial information which have been, are now, or are in the future requested by, and furnished to Lender.

         E. "GAAP" shall mean the "generally accepted accounting principles" consistently applied as set forth from time to time in the Opinion of the Accounting Principles Board of the America Institute of Certified Public Accountants and the Financial Accounting Standards Board, or which have other substantial authoritative support.

         F. "INDEBTEDNESS" shall mean all Loans and indebtedness of Borrower to Lender(s), including but not limited to, Lender advances for payments of insurance, taxes, any amounts advanced by Lender to protect its interest in the collateral, overdrafts in deposit accounts with any bank, and all other indebtedness, obligations and liabilities of the Borrower to the Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.


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         G.       "PBGC" shall mean the Pension Benefit Guaranty Corporation or any person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

         H. "PERSON" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated association, Joint Stock Company, government, municipality, political subdivision, agency or other entity.

         I. "PRIME RATE" shall mean the highest variable rate of interest from time to time established by Comerica Bank as its prime commercial lending rate.

         J. "PROPERTY" shall mean all of Borrower's assets, whether tangible or intangible, real or personal.

         K. "RELATED DOCUMENTS" shall mean any and all documents, promissory notes, security agreements, leases, mortgages, guaranties, pledges, and any other documents or agreements executed in connection with this Agreement. The term shall include both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

                  WHEREOF, the parties have executed this Agreement on this 26th day of August 1999.


         US XCHANGE, L.L.C.

         By   /s/  Richard Postma
            ---------------------------
                   Richard Postma

         Its  /s/  Chairman-CEO
            ---------------------------
         BORROWER



         /s/  Ronald H. VanderPol
         ------------------------------
         RONALD H. VANDERPOL

         LENDER





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